Exhibit 99.2

Opportunity.

Opportunité.

机会.

Kans.

DIGITAL REALTY

Data Center Solutions

Supplemental Operating and Financial Data

FIRST QUARTER: MARCH 31, 2012

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, our credit ratings, construction and redevelopment activity, projected construction costs and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions, including the downgrade of the U.S. government’s credit rating;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•

risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or redeveloped properties or businesses;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for redevelopment;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2011, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. The Company’s 102 properties, excluding three properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 19.1 million net rentable square feet, including approximately 2.2 million square feet of space held for redevelopment, Digital Realty’s portfolio is located throughout North America, Europe, Asia and Australia. For additional information, please visit the Company’s website at www.digitalrealty.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealty.com

Please note as of May 14, 2012 our new address will be as follows:

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

Senior Management

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Chief Acquisitions Officer

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealty.com                (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Bank of America Merrill Lynch	Barclays Capital	Canaccord Genuity	Cantor Fitzgerald	Citigroup
James Feldman	Ross Smotrich	Greg Miller	Sri Nagarajan	Michael Bilerman
(646) 855-5808	(212) 526-2306	(212) 389-8128	(212) 915-1223	(212) 816-1685

Ji Zhang	Matthew Rand	Eric Z. Chu	Evan Smith	Emmanuel Korchman
(646) 855-2926	(212) 526-0248	(212) 389-8129	(212) 915-1220	(212) 816-1382

Deutsche Bank	Evercore	Green Street	ISI	Jefferies
John Perry	Johnathan Schildkraut	Lukas Hartwich	Steve Sakwa	Omotayo Okusanya
(212) 250-4912	(212) 497-0864	(949) 640-8780	(212) 446-9462	(212) 336-7076

Vincent Chao	Robert Gutman		George Auerbach	Jonathan Petersen
(212) 250-6799	(212) 497-0877		(212) 446-9459	(212) 336-7454

JMP Securities	KeyBanc Capital Markets	Macquarie	Morgan Joseph TriArtisan	Morgan Stanley
William C. Marks	Jordan Sadler	Rob Stevenson	Ilya Grozovsky	Paul Morgan
(415) 835-8944	(917) 368-2280	(212) 231-8068	(212) 218-3856	(415) 576-2627

Mitch Germain	Craig Mailman	Nicolas Yulico		Chris Caton
(212) 906-3546	(917) 368-2316	(212) 231-8028		(415) 576-2637

Raymond James	RBC Capital Markets	Stifel Nicolaus	UBS
Paul D. Puryear	Dave Rodgers	Todd Weller	Ross Nussbaum
(727) 567-2253	(440) 715-2647	(443) 224-1305	(212) 713-2484

William A. Crow	Mike Carroll	Ben Lowe	Gabriel Hilmoe
(727) 567-2594	(440) 715-2649	(443) 224-1264	(202) 713-3876

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series E Preferred Stock:	DLRPRE

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

Moody’s
Issuer Rating	Baa2	(Stable Outlook)
Preferred Stock	Baa3

Fitch
Issuer Default Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011
High Price *	$74.04	$67.83	$64.09	$64.25	$59.34
Low Price *	$65.00	$51.75	$50.63	$56.34	$50.63
Closing Price, end of quarter *	$73.97	$66.67	$55.16	$61.78	$58.14
Average daily trading volume *	1,026,947	1,259,124	1,198,958	962,400	1,192,245
Indicated dividend per common share **	$2.920	$2.720	$2.720	$2.720	$2.720
Closing annual dividend yield, end of quarter	3.9%	4.1%	4.9%	4.4%	4.7%
Closing shares and units outstanding, end of quarter ***	112,215,683	110,975,409	109,127,550	103,789,573	97,555,237
Closing market value of shares and units outstanding (thousands), end of quarter	$8,300,594	$7,398,731	$6,019,476	$6,412,120	$5,671,861

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of March 31, 2012, the total number of shares and units includes 107,342,049 shares of common stock, 3,240,814 common units held by third parties and 1,632,820 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock or upon conversion of our series E cumulative redeemable preferred stock upon certain change of control transactions. On April 17, 2012, we converted all outstanding shares of our series C preferred stock into shares of our common stock at a conversion rate of 0.5480 shares of common stock per $25.00 liquidation preference of series C preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	107,342,049	95.7%
Cambay Tele.com, LLC (3)	3,240,814	2.8%
Directors, Executive Officers and Others	1,632,820	1.5%

Total	112,215,683	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes all unexercised common stock options.
(2)	The total number of shares and units includes 107,342,049 shares of common stock, 3,240,814 common units held by third parties and 1,632,820 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock or upon conversion of our series E cumulative redeemable preferred stock upon certain change of control transactions. On April 17, 2012, we converted all outstanding shares of our series C preferred stock into shares of our common stock at a conversion rate of 0.5480 shares of common stock per $25.00 liquidation preference of series C preferred stock.
(3)	These third-party contributors received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Shares and Units at End of Quarter
Common shares outstanding	107,342,049	106,039,279	104,102,878	98,754,727	92,078,429
Common units outstanding	4,873,634	4,936,130	5,024,672	5,034,846	5,476,808

Total shares and operating partnership units	112,215,683	110,975,409	109,127,550	103,789,573	97,555,237

Enterprise Value
Market value of common equity (1)	$8,300,594	$7,398,731	$6,019,476	$6,412,120	$5,671,861
Liquidation value of preferred equity	590,081	590,085	636,312	369,715	508,619
Total debt at balance sheet carrying value	3,271,848	2,940,210	2,797,040	3,067,577	3,055,429

Total enterprise value	$12,162,523	$10,929,026	$9,452,828	$9,849,412	$9,235,909

Total debt/Total enterprise value	26.9%	26.9%	29.6%	31.1%	33.1%
Selected Balance Sheet Data
Investments in real estate (before depreciation)	$6,511,710	$6,142,559	$5,839,696	$5,634,381	$5,455,314
Total assets	6,418,061	6,098,566	5,826,412	5,658,405	5,537,345
Total liabilities	3,785,077	3,518,155	3,249,532	3,524,591	3,498,272
Selected Operating Data
Total operating revenues	$283,148	$270,612	$273,476	$267,881	$250,741
Total operating expenses	197,232	189,313	201,850	191,161	176,076
Interest expense	38,030	36,856	37,078	39,334	36,082
Net income	49,263	47,197	37,689	38,228	39,012
Net income available to common stockholders	39,211	35,990	31,908	31,990	30,980
Financial Ratios
EBITDA (2)	$161,957	$152,398	$148,500	$148,768	$142,023
Adjusted EBITDA (3)	$172,009	$163,605	$154,281	$155,006	$150,055
Cash interest expense (4)	$53,876	$25,239	$54,107	$27,349	$45,208
Fixed charges (5)	$66,477	$38,794	$62,280	$35,750	$55,630
Debt service coverage ratio (6)	3.2x	6.5x	2.9x	5.7x	3.3x
Fixed charge coverage ratio (7)	2.6x	4.2x	2.5x	4.3x	2.7x
Profitability Measures
Net income per common share—basic	$0.37	$0.34	$0.32	$0.33	$0.34
Net income per common share—diluted	$0.36	$0.34	$0.31	$0.33	$0.33
Funds From Operations (FFO) per diluted share and unit (8)	$1.06	$1.02	$1.01	$1.02	$1.02
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.88	$0.83	$0.84	$0.86	$0.90
Dividends per share and common unit	$0.73	$0.68	$0.68	$0.68	$0.68
Diluted FFO payout ratio (10)	69.1%	66.6%	67.4%	67.0%	66.9%
Diluted AFFO payout ratio (11)	82.8%	81.9%	81.0%	79.1%	75.4%
Portfolio Statistics
Buildings	148	140	136	134	133
Properties	102	101	98	96	96
Net rentable square feet, excluding redevelopment space	16,923,054	15,908,059	15,262,859	14,967,288	14,628,267
Square feet held for redevelopment (12)	2,189,203	2,384,955	2,126,131	2,107,693	2,236,745
Occupancy at end of quarter (13)	94.8%	94.8%	93.7%	93.9%	93.5%
Weighted average remaining lease term (years) (14)	7.0	7.0	7.0	6.8	6.9
Same store occupancy at end of quarter (13)(15)	94.4%	94.6%	93.7%	93.9%	93.5%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested and unvested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock or upon conversion of our series E cumulative redeemable preferred stock upon certain change of control transactions. On April 17, 2012, we converted all outstanding shares of our series C preferred stock into shares of our common stock at a conversion rate of 0.5480 shares of common stock per $25.00 liquidation preference of series C preferred stock.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 30. For a reconciliation of net income available to common stockholders to EBITDA, see page 11.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and non-controlling interests. For a discussion of Adjusted EBITDA, see page 30. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 11.
(4)	Cash interest expense is interest expense per our statement of operations less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 11.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 30. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	For a definition and discussion of AFFO, see page 30. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy exclude space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(14)	Weighted average remaining lease term excludes renewal options and is weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2010.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Consolidated Balance Sheets

(Dollars in thousands, except per share data)

	March 31, 2012	December 31, 2011
	(unaudited)
ASSETS
Investments in real estate
Land	$580,411	$555,113
Acquired ground leases	6,358	6,214
Buildings and improvements	5,552,398	5,253,754
Tenant improvements	344,882	303,502

Investments in real estate	6,484,049	6,118,583
Accumulated depreciation and amortization	(970,169)	(900,044)

Net investments in properties	5,513,880	5,218,539
Investment in unconsolidated joint ventures	27,661	23,976

Net investments in real estate	5,541,541	5,242,515
Cash and cash equivalents	26,243	40,631
Accounts and other receivables, net of allowance for doubtful accounts of $3,461 and $2,436 as of March 31, 2012 and December 31, 2011, respectively	91,132	90,580
Deferred rent	261,197	246,815
Acquired above market leases, net	27,595	29,701
Acquired in place lease value and deferred leasing costs, net	353,398	335,381
Deferred financing costs, net	27,695	29,849
Restricted cash	43,810	55,165
Other assets	45,450	27,929

Total Assets	$6,418,061	$6,098,566

LIABILITIES AND EQUITY
Global revolving credit facility	$678,554	$275,106
Unsecured senior notes, net of discount	1,441,319	1,441,072
Exchangeable senior debentures, net of discount	266,400	266,400
Mortgage loans	875,075	947,132
Other secured loans	10,500	10,500
Accounts payable and other accrued liabilities	313,968	315,133
Accrued dividends and distributions	—	75,455
Acquired below market leases, net	108,270	85,819
Security deposits and prepaid rents	90,991	101,538

Total Liabilities	3,785,077	3,518,155

Commitments and contingencies	—	—
EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value per share, 30,000,000 shares authorized:
Series C Cumulative Convertible Preferred Stock, 4.375%, $128,155 and $128,159 liquidation preference, respectively ($25.00 per share), 5,126,214 and 5,126,364 shares issued and outstanding as of March 31, 2012 and December 31, 2011, respectively	123,816	123,820
Series D Cumulative Convertible Preferred Stock, 5.500%, $174,426 and $174,426 liquidation preference, respectively ($25.00 per share), 6,977,055 and 6,977,055 shares issued and outstanding as of March 31, 2012 and December 31, 2011, respectively	168,669	168,669
Series E Cumulative Redeemable Preferred Stock, 7.000%, $287,500 and $287,500 liquidation preference, respectively ($25.00 per share), 11,500,000 and 11,500,000 shares issued and outstanding as of March 31, 2012 and December 31, 2011, respectively	277,172	277,292
Common Stock: $0.01 par value per share, 165,000,000 shares authorized, 107,342,049 and 106,039,279 shares issued and outstanding as of March 31, 2012 and December 31, 2011, respectively	1,069	1,057
Additional paid-in capital	2,558,968	2,496,651
Dividends in excess of earnings	(527,816)	(488,692)
Accumulated other comprehensive income, net	(37,175)	(55,880)

Total stockholders’ equity	2,564,703	2,522,917

Noncontrolling interests:
Noncontrolling interest in operating partnership	49,639	45,057
Noncontrolling interest in consolidated joint ventures	18,642	12,437

Total noncontrolling interests	68,281	57,494

Total Equity	2,632,984	2,580,411

Total Liabilities and Equity	$6,418,061	$6,098,566

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Rental	$222,834	$214,264	$206,846	$202,806	$196,795
Tenant reimbursements	57,862	52,010	56,656	51,311	51,834
Construction management	2,452	4,338	9,372	13,759	1,817
Other	—	—	602	5	295

Total operating revenues	283,148	270,612	273,476	267,881	250,741

Rental property operating and maintenance	79,845	81,698	82,164	72,337	71,723
Property taxes	16,042	9,458	13,055	13,962	13,471
Insurance	2,230	2,014	1,961	1,998	2,051
Construction management	193	2,388	7,391	11,199	1,737
Depreciation and amortization	83,995	80,612	79,047	76,848	73,918
General and administrative	14,250	12,542	14,600	14,077	12,405
Transactions	677	601	3,632	740	681
Other	—	—	—	—	90

Total operating expenses	197,232	189,313	201,850	191,161	176,076

Operating income	85,916	81,299	71,626	76,720	74,665
Equity in earnings of unconsolidated joint ventures	1,389	1,296	1,390	1,058	1,208
Interest and other income	709	398	2,218	380	264
Interest expense	(38,030)	(36,856)	(37,078)	(39,334)	(36,082)
Tax benefit (expense)	(721)	1,164	(461)	(233)	(428)
Loss from early extinguishment of debt	—	(104)	(6)	(363)	(615)

Net income	49,263	47,197	37,689	38,228	39,012
Net income attributable to noncontrolling interests	(1,221)	(1,481)	(1,345)	(1,525)	(1,510)

Net income attributable to Digital Realty Trust, Inc.	48,042	45,716	36,344	36,703	37,502
Preferred stock dividends	(8,831)	(9,726)	(4,436)	(4,713)	(6,522)

Net income available to common stockholders	$39,211	$35,990	$31,908	$31,990	$30,980

Net income per share available to common stockholders—basic	$0.37	$0.34	$0.32	$0.33	$0.34
Net income per share available to common stockholders—diluted	$0.36	$0.34	$0.31	$0.33	$0.33
Weighted-average shares outstanding—basic	107,099,856	105,134,719	100,588,235	96,295,585	91,428,355
Weighted-average shares outstanding—diluted	107,584,856	105,584,344	101,912,342	97,511,811	92,600,215
Weighted-average fully diluted shares and units	111,917,822	110,052,443	105,478,907	102,272,613	98,117,454

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Reconciliation of net income available to common stockholders to FFO (Note):
Net income available to common stockholders	$39,211	$35,990	$31,908	$31,990	$30,980
Adjustments:
Noncontrolling interests in operating partnership	1,586	1,530	1,421	1,582	1,652
Real estate related depreciation and amortization (1)	82,993	80,086	78,550	76,405	73,506
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	905	985	918	893	892

FFO available to common stockholders and unitholders	$124,695	$118,591	$112,797	$110,870	$107,030

FFO per share and unit:
Basic	$1.12	$1.08	$1.07	$1.10	$1.11
Diluted (2)	$1.06	$1.02	$1.01	$1.02	$1.02

Weighted-average shares and units outstanding—basic	111,433	109,603	105,069	101,056	96,303
Weighted-average shares and units outstanding—diluted (2)	125,482	123,875	120,235	117,845	115,730
(1) Real estate related depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$83,995	$80,612	$79,047	$76,848	$73,918
Non-real estate depreciation	(1,002)	(526)	(497)	(443)	(412)

	$82,993	$80,086	$78,550	$76,405	$73,506

(2)	At March 31, 2012, we had 5,126 series C convertible preferred shares and 6,977 series D convertible preferred shares outstanding that were convertible into 2,785 common shares and 4,337 common shares on a weighted average basis for the three months ended March 31, 2012, respectively. For the three months ended March 31, 2012, we have excluded the effect of dilutive series E preferred stock, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E preferred stock, which we consider highly improbable; if included, the dilutive effect for the three months ended March 31, 2012 would be 4,026 shares. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,442 common shares on a weighted average basis for the three months ended March 31, 2012. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$124,695	$118,591	$112,797	$110,870	$107,030
Add: Series C convertible preferred dividends	1,402	1,402	1,402	1,441	1,832
Add: Series D convertible preferred dividends	2,398	2,398	3,034	3,272	4,690
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050

FFO available to common stockholders and unitholders — diluted	$132,545	$126,441	$121,283	$119,633	$117,602

Weighted average common stock and units outstanding	111,433	109,603	105,069	101,056	96,303
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	485	450	410	1,216	1,172
Add: Effect of dilutive series C convertible preferred stock	2,785	2,778	2,784	2,865	3,652
Add: Effect of dilutive series D convertible preferred stock	4,337	4,660	5,604	6,419	8,333
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,442	6,384	6,368	6,289	6,270

Weighted average common stock and units outstanding — diluted	125,482	123,875	120,235	117,845	115,730

Note: For a definition and discussion of FFO, see page 30.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Reconciliation of FFO to AFFO (Note):
FFO available to common stockholders and unitholders	$124,695	$118,591	$112,797	$110,870	$107,030
Adjustments:
Non-real estate depreciation	1,002	526	497	443	412
Amortization of deferred financing costs	2,214	2,209	2,285	2,510	2,451
Amortization of debt discount	247	244	241	749	998
Non-cash compensation	3,407	3,167	3,560	3,739	2,963
Loss from early extinguishment of debt	—	104	6	363	615
Straight line rents	(15,902)	(15,089)	(14,166)	(14,305)	(12,749)
Above and below market rent amortization	(2,239)	(2,274)	(1,989)	(1,860)	(1,814)
Capitalized leasing compensation	(3,913)	(2,610)	(2,734)	(2,721)	(2,443)
Recurring capital expenditures and tenant improvements	(3,147)	(3,525)	(2,650)	(777)	(687)
Capitalized leasing commissions	(3,607)	(6,401)	(5,350)	(6,486)	(3,029)

AFFO available to common stockholders and unitholders	$102,757	$94,942	$92,497	$92,525	$93,747

Note: For a definition and discussion of AFFO, see page 30. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Net income available to common stockholders	$39,211	$35,990	$31,908	$31,990	$30,980
Interest	38,030	36,856	37,078	39,334	36,082
Loss from early extinguishment of debt	—	104	6	363	615
Taxes	721	(1,164)	461	233	428
Depreciation and amortization	83,995	80,612	79,047	76,848	73,918

EBITDA	161,957	152,398	148,500	148,768	142,023
Noncontrolling interests	1,221	1,481	1,345	1,525	1,510
Preferred stock dividends	8,831	9,726	4,436	4,713	6,522

Adjusted EBITDA	$172,009	$163,605	$154,281	$155,006	$150,055

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 30.

Financial Ratios

(unaudited and in thousands)

	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Total GAAP interest expense	$38,030	$36,856	$37,078	$39,334	$36,082
Capitalized interest	4,526	4,262	4,755	4,222	4,666
Change in accrued interest and other non-cash amounts	11,320	(15,879)	12,274	(16,207)	4,460

Cash interest expense (a)	53,876	25,239	54,107	27,349	45,208
Scheduled debt principal payments and preferred dividends	12,601	13,555	8,173	8,401	10,422

Total fixed charges (b)	$66,477	$38,794	$62,280	$35,750	$55,630

Debt service coverage ratio based on GAAP interest expense (c)	4.5x	4.4x	4.2x	3.9x	4.2x
Debt service coverage ratio based on cash interest expense (c)	3.2x	6.5x	2.9x	5.7x	3.3x
Fixed charge coverage ratio based on GAAP interest expense (d)	3.4x	3.2x	3.4x	3.2x	3.2x
Fixed charge coverage ratio based on cash interest expense (d)	2.6x	4.2x	2.5x	4.3x	2.7x
Debt to total enterprise value including debt and preferred equity (e)	26.9%	26.9%	29.6%	31.1%	33.1%
Debt plus preferred stock to total enterprise value including debt and preferred equity (f)	31.8%	32.3%	36.3%	34.9%	38.6%
Pretax income to interest expense (g)	2.3x	2.3x	2.0x	2.0x	2.1x
Net Debt to Adjusted EBITDA (h)	4.7x	4.4x	4.5x	4.9x	5.0x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of fixed charges, see page 7.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income, including interest, divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Same store (1)
Operating Revenues:
Rental	$216,061	$213,016	$206,634	$202,806	$196,795
Tenant reimbursements—Utilities	35,980	38,699	36,374	37,578	37,386
Tenant reimbursements—Other	18,994	12,925	20,282	13,733	14,448
Construction management (2)	—	—	—	—	—
Other	—	—	602	5	295

Total operating revenues	271,035	264,640	263,892	254,122	248,924

Operating Expenses:
Rental property operating and maintenance—Utilities	37,905	38,915	39,714	41,055	38,427
Rental property operating and maintenance—Other	39,211	42,129	42,324	31,785	33,003
Property taxes	15,347	9,333	13,006	13,922	13,471
Insurance	2,101	1,908	1,917	1,933	1,921
Construction management (2)	—	—	—	—	—
Depreciation and amortization	80,736	80,332	79,038	76,848	73,918
General and administrative (3)	14,250	12,542	14,600	14,077	12,405
Transactions (4)	—	—	—	—	—
Other	—	—	—	—	90

Total operating expenses	189,550	185,159	190,599	179,620	173,235

Operating income	81,485	79,481	73,293	74,502	75,689
Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	1,394	1,295	1,390	1,058	1,208
Interest and other income	772	395	2,221	380	264
Interest expense	(36,841)	(36,594)	(37,075)	(39,334)	(36,082)
Tax expense	(596)	1,288	(378)	(233)	(428)
Loss from early extinguishment of debt	—	(104)	(6)	(363)	(615)

Net income	$46,214	$45,761	$39,445	$36,010	$40,036
New properties (1)
Operating Revenues:
Rental	$6,773	$1,248	$212	$—	$—
Tenant reimbursements—Utilities	1,398	—	—	—	—
Tenant reimbursements—Other	1,490	386	—	—	—
Construction management (2)	2,452	4,338	9,372	13,759	1,817
Other	—	—	—	—	—

Total operating revenues	12,113	5,972	9,584	13,759	1,817

Operating Expenses:
Rental property operating and maintenance—Utilities	1,446	—	—	—	—
Rental property operating and maintenance—Other	1,283	654	126	(503)	293
Property taxes	695	125	49	40	—
Insurance	129	106	44	65	130
Construction management (2)	193	2,388	7,391	11,199	1,737
Depreciation and amortization	3,259	280	9	—	—
General and administrative (3)	—	—	—	—	—
Transactions (4)	677	601	3,632	740	681
Other	—	—	—	—	—

Total operating expenses	7,682	4,154	11,251	11,541	2,841

Operating income	4,431	1,818	(1,667)	2,218	(1,024)
Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	(5)	1	—	—	—
Interest and other income	(63)	3	(3)	—	—
Interest expense	(1,189)	(262)	(3)	—	—
Tax expense	(125)	(124)	(83)	—	—
Loss from early extinguishment of debt	—	—	—	—	—

Net Income	$3,049	$1,436	$(1,756)	$2,218	$(1,024)

(1)	Same store properties are properties that were acquired on or before December 31, 2010 and new properties are properties acquired after December 31, 2010.
(2)	Construction management revenues and expenses are included entirely in new properties as they are not allocable to specific properties.
(3)	General and administrative expenses are included entirely in same store properties as they are not allocable to specific properties.
(4)	Transaction expenses are included entirely in new properties as they are not allocable to specific properties.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
	31-Mar-12	31-Dec-11	Percentage Change	31-Mar-11	Percentage Change
Same store (1)
Rental (2)	$216,061	$213,016	1.4%	$196,795	9.8%
Tenant reimbursements - Utilities	35,980	38,699	(7.0%)	37,386	(3.8%)
Tenant reimbursements - Other	18,994	12,925	47.0%	14,448	31.5%

	271,035	264,640	2.4%	248,629	9.0%
Rental property operating and maintenance - Utilities	37,905	38,915	(2.6%)	38,427	(1.4%)
Rental property operating and maintenance - Other	39,211	42,129	(6.9%)	33,003	18.8%
Property taxes	15,347	9,333	64.4%	13,471	13.9%
Insurance	2,101	1,908	10.1%	1,921	9.4%

	94,564	92,285	2.5%	86,822	8.9%

Net Operating Income (3)	$176,471	$172,355	2.4%	$161,807	9.1%

Same store occupancy at end of quarter (4)	94.4%	94.6%		93.5%

(1)	Same store properties were acquired on or before December 31, 2010.
(2)	For the periods presented, same store straight-line rent was $15,318, $14,240 and $12,749, respectively, and non-cash purchase accounting adjustments were $1,484, $2,259, and $1,814, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 30.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of March 31, 2012	% of Debt	Interest Rate as of March 31, 2012	Interest Rate as of March 31, 2012 including caps and swaps
Revolving Credit Facilities
Global revolving credit facility (1)	November 2, 2016	678,554	20.7%	1.65%

		$678,554	20.7%
Unsecured senior notes:
Prudential Shelf Facility:
Series B	November 5, 2013	33,000	1.0%	9.32%
Series C	January 6, 2016	25,000	0.8%	9.68%
Series D	January 20, 2015	50,000	1.5%	4.57%
Series E	January 20, 2017	50,000	1.5%	5.73%
Series F	February 3, 2015	17,000	0.5%	4.50%

Total Prudential Shelf Facility		$175,000	5.3%
Senior Notes:
5.875% notes due 2020	February 1, 2020	500,000	15.3%	5.88%
4.50% notes due 2015	July 15, 2015	375,000	11.5%	5.25%
5.25% notes due 2021	March 15, 2021	400,000	12.2%	4.50%
Unamortized discounts		(8,681)	-0.3%

Total senior notes		$1,266,319	38.7%
Total unsecured senior notes		$1,441,319	44.0%
Exchangeable senior debentures:
5.50% exchangeable senior debentures due 2029	April 15, 2029	266,400	8.1%	5.50%

Total exchangeable senior debentures		$266,400	8.1%
Mortgage loans:
1201 Comstock Street	June 24, 2012	15,952	0.5%	3.74%
1350 Duane Avenue/3080 Raymond Street	October 1, 2012(2)	52,800	1.6%	5.42%
800 Central Expressway	June 9, 2013	10,000	0.3%	5.75%
Paul van Vlissingenstraat 16	July 18, 2013	13,655	0.4%	2.38%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	9,880	0.3%	2.28%	5.57%
1500 Space Park Drive	October 5, 2013	37,337	1.1%	6.15%
Gyroscoopweg 2E-2F	October 18, 2013	8,695	0.3%	2.28%	5.49%
360 Spear Street	November 8, 2013	47,331	1.5%	6.32%
Mundells Roundabout	November 30, 2013	68,554	2.1%	2.23%	4.18%
Clonshaugh Industrial Estate II	September 4, 2014	40,029	1.2%	5.28%	7.20%
Cressex 1	October 16, 2014	28,494	0.9%	5.68%
Manchester Technopark	October 16, 2014	8,668	0.3%	5.68%
Secured Term Debt	November 11, 2014	138,123	4.2%	5.65%
200 Paul Avenue 1-4	October 8, 2015	74,009	2.3%	5.74%
600 West Seventh Street	March 15, 2016	52,334	1.6%	5.80%
34551 Ardenwood Boulevard 1-4	November 11, 2016	53,449	1.6%	5.95%
2334 Lundy Place	November 11, 2016	38,873	1.2%	5.96%
1100 Space Park Drive	December 11, 2016	53,429	1.6%	5.89%
2045 & 2055 LaFayette Street	February 6, 2017	65,318	2.0%	5.93%
150 South First Street	February 6, 2017	51,339	1.6%	6.30%
731 East Trade Street	July 1, 2020	4,734	0.2%	8.22%
Unamortized net premiums		2,072	0.1%

		$875,075	26.9%
Other secured loans:
800 Central Expressway Mezzanine	June 9, 2013	10,500	0.3%	9.50%	9.50%

Total other secured loans:		$10,500	0.3%
Total Consolidated Debt		$3,271,848	100.0%

Weighted average cost of debt (including interest rate caps and swaps)					4.75%

(1)	Assumes all extensions will be exercised.
(2)	We anticipate paying off this mortgage loan on September 1, 2012, without penalty.

Global Revolving Credit Facility
(in thousands)
	Maximum Available as of March 31, 2012	Available as of March 31, 2012 (3)	Drawn as of March 31, 2012
Global Revolving Credit Facility	$1,500,000	$798,400	$678,554

(3)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Debt Maturities

(unaudited, in thousands)

		2012	2013	2014	2015	2016	Thereafter	Total
Global revolving credit facility	(1)	$—	$—	$—	$—	$678,554	$—	$678,554
Prudential shelf facility senior notes		—	33,000	—	67,000	25,000	50,000	175,000
Secured Term Debt	(2)	2,132	3,025	132,966	—	—	—	138,123
200 Paul Avenue 1-4		1,364	1,932	2,048	68,665	—	—	74,009
Mundells Roundabout		—	68,554	—	—	—	—	68,554
2045 & 2055 LaFayette Street		697	998	1,060	1,125	1,195	60,243	65,318
34551 Ardenwood Boulevard 1-4		533	765	812	862	50,477	—	53,449
1100 Space Park Drive		540	774	821	871	50,423	—	53,429
600 West Seventh Street		1,159	1,626	1,723	1,826	46,000	—	52,334
1350 Duane Avenue/3080 Raymond Street		52,800	—	—	—	—	—	52,800
150 South First Street		509	733	781	832	878	47,606	51,339
360 Spear Street		718	46,613	—	—	—	—	47,331
2334 Lundy Place		387	555	590	627	36,714	—	38,873
Clonshaugh Industrial Estate II		—	—	40,029	—	—	—	40,029
1500 Space Park Drive		1,654	35,683	—	—	—	—	37,337
Cressex 1		368	491	27,635	—	—	—	28,494
1201 Comstock Street		15,952	—	—	—	—	—	15,952
Paul van Vlissingenstraat 16		168	13,487	—	—	—	—	13,655
800 Central Expressway Mezzanine		—	10,500	—	—	—	—	10,500
800 Central Expressway		—	10,000	—	—	—	—	10,000
Chemin de l’Epinglier 2		121	9,759	—	—	—	—	9,880
Gyroscoopweg 2E-2F		107	8,588	—	—	—	—	8,695
Manchester Technopark		112	149	8,407	—	—	—	8,668
731 East Trade Street		225	323	350	416	504	2,916	4,734
5.875% notes due 2020		—	—	—	—	—	500,000	500,000
4.50% notes due 2015		—	—	—	375,000	—	—	375,000
5.25% notes due 2021		—	—	—	—	—	400,000	400,000
5.50% exchangeable senior debentures due 2029	(3)	—	—	266,400	—	—	—	266,400

Total		$79,546	$247,555	$483,622	$517,224	$889,745	$1,060,765	$3,278,457

Weighted Average Term to Initial Maturity	(3)		4.6 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(3)		4.8 Years

(1)	Assumes all extensions will be exercised.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(3)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.

Note: Total excludes $2,072 of loan premiums, net and ($7,083), ($773), and ($825) of debt discount on 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, and 5.25% unsecured senior notes due 2021, respectively.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of March 31, 2012
	4.50% Notes due 2015, 5.875% Notes due 2020 & 5.25% Notes due 2021		Global Revolving Credit Facility
	Required	Actual	Required	Actual
Total Outstanding Debt / Total Assets (2)	Less than 60%	40%	Less than 60% (3)	34%
Secured Debt / Total Assets (4)	Less than 40%	11%	Less than 40%	10%
Total Unencumbered Assets / Unsecured Debt	Greater than 150%	289%		N/A
Consolidated EBITDA / Interest Expense (5)	Greater than 1.50x	3.6 x		N/A
Fixed Charge Coverage		N/A	Greater than 1.50x	3.1 x
Unsecured Debt / Total Unencumbered Asset Value (6)		N/A	Less than 60%	39%
Unencumbered Assets Debt Service Coverage Ratio		N/A	Greater than 1.50x	4.7 x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to: the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015; the Indenture and Supplemental Indenture No.1 dated March 8, 2011, which govern the 5.25% Notes due 2021; and the Global Senior Credit Agreement dated as of November 3, 2011, which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Global Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the Global Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.25% for Data Center Assets and 7.50% for Other Assets.
(3)	The Company has the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters during the term of the Global Revolving Credit Facility following an acquisition of one or more assets for a purchase price and other consideration in an amount not less than 5% of Total Asset Value.
(4)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Global Revolving Credit Facility.
(5)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(6)	Assets must satisfy certain conditions to qualify for inclusion as an Unencumbered Asset under the Global Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Portfolio Summary

As of March 31, 2012

	3/31/2012	12/31/2011
Number of Properties:
Domestic	85	84
International	17	17

	102 (1)	101 (1)
Number of Buildings:
Domestic	127	119
International	21	21

	148	140
Number of Markets:
Domestic (2)	21	21
International (3)	10	10

	31	31
Net Rentable Square Feet:
Domestic	15,220,620	14,343,240
International	1,702,434	1,564,819

	16,923,054	15,908,059
Redevelopment Square Feet:
Domestic	1,929,708	1,987,845
International	259,495	397,110

	2,189,203	2,384,955
Portfolio Occupancy (4)	94.8%	94.8%
Same Store Pool Occupancy (4)	94.4%	94.6%
Average Original Lease Term (years)	13.7	13.9
Average Remaining Lease Term (years)	7.0	7.0
Lease Expirations (through 2013)	7.4%	9.2%

(1)	Excludes three properties held as investments in unconsolidated joint ventures and developable land.
(2)	One market includes developable land in Portland, Oregon.
(3)	Two markets include developable land in Sydney, Australia and Melbourne, Australia.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Properties Acquired

For the three months ended March 31, 2012

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property (1)	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (2)
Convergence Business Park	Dallas, TX	Feb-12	$123.0	819,243	—	98.5%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy percentages are calculated net of square footage held for redevelopment.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Occupancy Analysis

As of March 31, 2012

(Dollar amounts in thousands)

							Occupancy (3)					Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property		Acquisition Date	Property Type	Net Rentable Square Feet (1)	Redevelopment Space	Annualized Rent ($000) (2)	As of 3/31/12	As of 12/31/11	As of 09/30/11	As of 06/30/11	As of 03/31/11	Total Portfolio	Total Portfolio
NORTH AMERICA
Silicon Valley
3011 Lafayette Street		Jan-07	Corporate Datacenters	90,780	—	10,246	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	1.2%
1350 Duane & 3080 Raymond		Oct-09	Corporate Datacenters	185,000	—	9,987	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	1.2
1500 Space Park Drive		Sep-07	Corporate Datacenters	51,615	—	9,053	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.1
1525 Comstock Street		Sep-09	Corporate Datacenters	42,385	—	8,398	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.0
1100 Space Park Drive		Nov-04	Internet Gateway Datacenters	153,205	12,092	7,423	100.0%	100.0%	92.7%	100.0%	100.0%	0.9	0.9
2045 & 2055 LaFayette Street		May-04	Corporate Datacenters	300,000	—	7,020	100.0%	100.0%	100.0%	100.0%	100.0%	1.8	0.8
150 South First Street		Sep-04	Corporate Datacenters	179,761	—	6,701	99.0%	99.0%	98.3%	98.3%	98.3%	1.1	0.8
1725 Comstock Street		Apr-10	Corporate Datacenters	39,643	—	6,664	100.0%	100.0%	100.0%	100.0%	66.7%	0.2	0.8
3105 and 3115 Alfred Street		May-10	Corporate Datacenters	49,858	—	5,858	64.1%	58.1%	58.1%	100.0%	100.0%	0.3	0.7
1201 Comstock Street		Jun-08	Corporate Datacenters	24,000	—	4,598	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.6
2334 Lundy Place		Dec-02	Corporate Datacenters	130,752	—	4,393	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5
2401 Walsh Street		Jun-05	Corporate Datacenters	167,932	—	3,723	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.5
2950 Zanker Road		Aug-10	Corporate Datacenters	69,700	—	2,970	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.4
2403 Walsh Street		Jun-05	Corporate Datacenters	103,940	—	2,304	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.3
4700 Old Ironsides Drive		Jun-05	Corporate Datacenters	90,139	—	1,998	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2
4650 Old Ironsides Drive		Jun-05	Corporate Datacenters	84,383	—	1,871	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2
444 Toyama Drive		Sep-09	Corporate Datacenters	42,083	—	1,830	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.2
2805 Lafayette Street		Aug-10	Corporate Datacenters	—	150,000	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

				1,805,176	162,092	95,037	98.9%	98.7%	98.0%	99.8%	99.1%	10.6%	11.4%
Dallas
2323 Bryan Street		Jan-02	Internet Gateway Datacenters	453,539	23,568	14,936	75.2%	74.8%	73.4%	75.0%	73.8%	2.7%	1.8%
2440 Marsh Lane		Jan-03	Corporate Datacenters	135,250	—	14,390	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.7
Convergence Business Parkway		Feb-12	Corporate Datacenters/ Technology Office	819,243	—	12,010	98.5%	N/A	N/A	N/A	N/A	4.8	1.5
1232 Alma Road		Sep-09	Corporate Datacenters	105,726	—	11,167	99.5%	99.5%	99.5%	99.0%	67.7%	0.6	1.4
4849 Alpha Road		Apr-04	Corporate Datacenters	125,538	—	10,867	99.7%	99.7%	99.6%	99.6%	100.0%	0.7	1.3
4025 Midway Road		Jan-06	Corporate Datacenters	90,058	10,532	8,954	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	1.1
11830 Webb Chapel Road		Aug-04	Corporate Datacenters	365,647	—	7,073	88.1%	88.1%	88.4%	88.4%	88.4%	2.2	0.9
14901 FAA Boulevard		Jun-06	Corporate Datacenters	263,700	—	4,938	100.0%	100.0%	100.0%	100.0%	100.0%	1.6	0.6
900 Dorothy Drive		Aug-10	Corporate Datacenters	56,176	—	1,565	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2
900 Quality Way		Sep-09	Corporate Datacenters	—	112,253	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1400 N. Bowser Way		Sep-09	Corporate Datacenters	—	246,940	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1301 International Parkway		Sep-09	Corporate Datacenters	—	20,500	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
904 Quality Way		Sep-09	Corporate Datacenters	—	46,750	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
905 Quality Way		Sep-09	Corporate Datacenters	—	249,657	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

				2,414,877	710,200	85,900	93.0%	90.1%	89.6%	90.0%	87.4%	14.2%	10.5%
Northern Virginia
43881 Devin Shafron Drive		Mar-07	Corporate Datacenters	180,000	—	18,247	100.0%	100.0%	100.0%	100.0%	98.5%	1.1%	2.2%
43915 Devin Shafron Drive		May-09	Corporate Datacenters	129,033	3,247	15,415	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.9
43791 Devin Shafron Drive		Mar-07	Corporate Datacenters	132,806	2,194	10,662	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.3
4030 Lafayette Center Drive		Jul-10	Corporate Datacenters	72,696	—	5,837	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.7
45901 & 45845 Nokes Blvd		Dec-09	Corporate Datacenters	167,160	—	4,549	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.6
44470 Chilum Place		Feb-07	Corporate Datacenters	95,440	—	4,311	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.5
43790 Devin Shafron Drive		May-09	Corporate Datacenters	152,138	—	3,043	100.0%	100.0%	100.0%	100.0%	N/A	0.9	0.4
21110 Ridgetop Circle		Jan-07	Corporate Datacenters	135,513	—	2,906	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.4
21561 & 21571 Beaumeade Cir		Dec-09	Corporate Datacenters	164,453	—	2,846	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.3
43830 Devin Shafron Drive		May-09	Corporate Datacenters	66,240	47,010	2,547	31.7%	42.2%	42.2%	9.1%	27.0%	0.4	0.3
4050 Lafayette Center Drive		Jul-10	Corporate Datacenters	42,374	—	3,329	99.0%	34.2%	34.2%	34.2%	34.2%	0.3	0.4
21551 Beaumeade Cir		Dec-09	Corporate Datacenters	152,504	—	2,027	100.0%	100.0%	N/A	N/A	N/A	0.9	0.2
1807 Michael Faraday Court		Oct-06	Corporate Datacenters	19,237	—	1,861	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.2
7505 Mason King Court		Nov-08	Corporate Datacenters	109,650	—	1,820	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.2
251 Exchange Place		Nov-05	Corporate Datacenters	70,982	—	1,640	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2
43831 Devon Shafron Drive		Mar-07	Corporate Datacenters	117,071	—	1,504	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.2
8100 Boone Boulevard		Oct-06	Corporate Datacenters	17,015	—	946	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.1

1506 Moran Road		Dec-11	Corporate Datacenters	13,626	—	180	100.0%	100.0%	N/A	N/A	N/A	0.0	0.0
4040 Lafayette Center Drive		Jul-10	Corporate Datacenters	—	30,333	—	0.0%	0.0%	0.0%	0.0%	100.0%	0.1	0.0

				1,837,938	82,784	83,670	97.5%	94.5%	93.9%	95.6%	97.1%	11.0%	10.1%
New York
111 Eighth Avenue	(4)	Mar-07	Internet Gateway Datacenters	116,843	—	19,648	95.3%	95.3%	95.3%	95.3%	95.3%	0.7%	2.4%
3 Corporate Place		Dec-05	Corporate Datacenters	276,931	—	17,990	100.0%	100.0%	98.0%	96.1%	96.1%	1.6	2.2
300 Boulevard East		Nov-02	Corporate Datacenters	346,819	22,962	16,339	89.9%	89.9%	89.9%	89.9%	100.0%	2.0	2.0
365 S. Randolphville Road		Feb-08	Corporate Datacenters	172,044	92,748	13,697	88.6%	88.6%	88.6%	88.6%	79.4%	1.0	1.7
60 & 80 Merritt Boulevard		Jan-10	Corporate Datacenters	169,540	—	12,378	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	1.5
650 Randolph Road		Jun-08	Corporate Datacenters	—	127,790	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

				1,082,177	243,500	80,052	94.5%	94.5%	93.9%	93.5%	96.3%	6.3%	9.8%
San Francisco
200 Paul Avenue 1-4		Nov-04	Internet Gateway Datacenters	509,158	18,522	28,487	99.3%	99.4%	99.4%	99.4%	96.3%	3.0%	3.5%
365 Main Street		Jul-10	Corporate Datacenters	222,431	4,550	26,506	81.3%	80.5%	78.5%	84.4%	84.8%	1.3	3.2
720 Second Street		Jul-10	Corporate Datacenters	121,220	—	14,961	86.9%	86.1%	94.5%	95.8%	97.3%	0.7	1.8
360 Spear Street		Dec-11	Corporate Datacenters	154,950	—	7,997	100.0%	100.0%	N/A	N/A	N/A	0.9	1.0

				1,007,759	23,072	77,951	93.9%	93.7%	93.2%	94.9%	93.3%	5.9%	9.5%

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Occupancy Analysis

As of March 31, 2012

(Dollar amounts in thousands)

						Occupancy (3)					Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Redevelopment Space	Annualized Rent ($000) (2)	As of 3/31/12	As of 12/31/11	As of 09/30/11	As of 06/30/11	As of 03/31/11	Total Portfolio	Total Portfolio
Chicago
350 East Cermak Road	May-05	Internet Gateway Datacenters	1,129,226	4,513	68,094	98.7%	97.0%	96.8%	96.9%	96.4%	6.2%	8.2%
600-780 S. Federal	Sep-05	Internet Gateway Datacenters	161,547	—	6,797	67.5%	63.5%	64.6%	64.6%	64.6%	1.0	0.8

			1,290,773	4,513	74,891	94.8%	92.8%	92.8%	92.8%	92.4%	7.2%	9.0%
Phoenix
2121 South Price Road	Jul-10	Corporate Datacenters	338,655	180,824	35,357	83.8%	92.9%	96.5%	96.5%	96.5%	2.0%	4.3%
120 E. Van Buren Street	Jul-06	Internet Gateway Datacenters	287,514	—	20,769	90.1%	89.3%	89.1%	89.1%	85.9%	1.7	2.5
2055 East Technology Circle	Oct-06	Corporate Datacenters	76,350	—	8,239	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	1.0

			702,519	180,824	64,365	88.1%	92.1%	93.7%	93.7%	92.3%	4.2%	7.8%
Boston
128 First Avenue	Jan-10	Corporate Datacenters	274,750	—	22,522	99.5%	99.4%	99.4%	99.6%	99.6%	1.6%	2.7%
55 Middlesex Turnpike	Jan-10	Corporate Datacenters	106,000	—	11,732	90.6%	90.6%	90.6%	89.7%	89.7%	0.6	1.4
100 & 200 Quannapowitt Parkway	Jun-04	Corporate Datacenters	286,550	100,406	6,001	88.0%	90.8%	90.8%	88.9%	70.0%	1.7	0.7
115 Second Avenue	Oct-05	Corporate Datacenters	66,730	—	3,647	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.4
600 Winter Street	Sep-06	Corporate Datacenters	30,400	—	842	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			764,430	100,406	44,744	94.0%	95.0%	95.0%	94.3%	87.5%	4.5%	5.3%
Los Angeles
600 West Seventh Street	May-04	Internet Gateway Datacenters	484,792	4,930	21,837	98.7%	98.7%	97.8%	95.5%	95.3%	2.9%	2.6%
2260 East El Segundo Boulevard	Jul-10	Corporate Datacenters	132,240	—	11,628	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.4
200 North Nash Street	Jun-05	Corporate Datacenters	113,606	—	2,518	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.3
3015 Winona Avenue	Dec-04	Corporate Datacenters	82,911	—	1,672	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2
3300 East Birch Street	Aug-03	Corporate Datacenters	68,807	—	1,547	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2

			882,356	4,930	39,202	99.3%	99.3%	98.8%	97.6%	97.4%	5.3%	4.7%
Atlanta
375 Riverside Parkway	Jun-03	Corporate Datacenters	250,191	—	7,525	99.2%	99.2%	99.2%	99.2%	100.0%	1.5%	0.9%
760 Doug Davis Road	Dec-11	Corporate Datacenters	334,306	—	6,376	100.0%	100.0%	N/A	N/A	N/A	2.0	0.8
101 Aquila Way	Apr-06	Corporate Datacenters	313,581	—	1,411	100.0%	100.0%	100.0%	100.0%	100.0%	1.9	0.2

			898,078	—	15,312	99.8%	99.8%	99.7%	99.7%	100.0%	5.4%	1.9%
Philadelphia
833 Chestnut Street	Mar-05	Corporate Datacenters	592,295	62,463	12,936	92.0%	92.0%	88.9%	85.0%	84.1%	3.5%	1.6%

			592,295	62,463	12,936	92.0%	92.0%	88.9%	85.0%	84.1%	3.5%	1.6%
St. Louis
900 Walnut Street	Aug-07	Internet Gateway Datacenters	112,266	—	4,459	99.9%	99.9%	99.9%	99.9%	99.9%	0.7%	0.5%
210 N Tucker Boulevard	Aug-07	Corporate Datacenters	161,549	175,867	3,234	75.4%	74.9%	74.3%	78.8%	75.8%	1.0	0.4

			273,815	175,867	7,693	85.4%	85.2%	84.8%	87.6%	86.0%	1.7%	0.9%
Houston
12001 North Freeway	Apr-06	Corporate Datacenters	246,258	54,447	6,865	88.9%	88.9%	80.6%	78.9%	91.9%	1.5%	0.8%

			246,258	54,447	6,865	88.9%	88.9%	80.6%	78.9%	91.9%	1.5%	0.8%
Miami
36 NE 2nd Street	Jan-02	Internet Gateway Datacenters	162,140	—	4,962	95.9%	95.9%	95.9%	95.9%	95.9%	1.0%	0.6%
2300 NW 89th Place	Sep-06	Corporate Datacenters	64,174	—	654	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.1

			226,314	—	5,616	97.0%	97.0%	97.0%	97.0%	97.0%	1.4%	0.7%
Charlotte
125 North Myers	Aug-05	Internet Gateway Datacenters	25,402	—	1,387	100.0%	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%
731 East Trade Street	Aug-05	Internet Gateway Datacenters	40,879	—	1,273	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.2
113 North Myers	Aug-05	Internet Gateway Datacenters	29,218	—	917	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			95,499	—	3,577	100.0%	100.0%	100.0%	100.0%	100.0%	0.6%	0.5%
Denver
8534 Concord Center Drive	Jun-05	Corporate Datacenters	85,660	—	3,567	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.4%

			85,660	—	3,567	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.4%
Sacramento
11085 Sun Center Drive	Sep-11	Corporate Datacenters	69,048	—	2,712	100.0%	100.0%	100.0%	N/A	N/A	0.4%	0.3%
3065 Gold Camp Drive	Oct-04	Corporate Datacenters	13,309	49,648	289	100.0%	100.0%	21.1%	21.1%	21.1%	0.1	0.0

			82,357	49,648	3,001	100.0%	100.0%	62.4%	21.1%	21.1%	0.5%	0.3%
Toronto, Canada
6800 Millcreek Drive	Apr-06	Corporate Datacenters	83,758	—	1,985	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.2%

			83,758	—	1,985	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.2%
Minneapolis/St. Paul
1125 Energy Park Drive	Mar-05	Corporate Datacenters	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	0.7%	0.2%

			112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	0.7%	0.2%
Austin
7620 Metro Center Drive	Dec-05	Corporate Datacenters	45,000	—	605	100.0%	100.0%	100.0%	100.0%	100.0%	0.3%	0.1%
7500 Metro Center Drive	Dec-05	Corporate Datacenters	—	74,962	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			45,000	74,962	605	95.2%	95.1%	94.0%	100.0%	100.0%	0.3%	0.1%

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Occupancy Analysis

As of March 31, 2012

(Dollar amounts in thousands)

							Occupancy (3)					Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Acquisition Date	Property Type	Net Rentable Square Feet (1)		Redevelopment Space	Annualized Rent ($000) (2)	As of 3/31/12	As of 12/31/11	As of 09/30/11	As of 06/30/11	As of 03/31/11	Total Portfolio	Total Portfolio
EUROPE
London, England
3 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	96,384		—	11,201	60.3%	52.4%	52.4%	69.9%	80.0%	0.6%	1.4%
Mundells Roundabout	Apr-07	Corporate Datacenters	113,464		—	7,925	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	1.0
Cressex 1	Dec-07	Corporate Datacenters	50,847		—	7,325	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.9
6 Braham Street	Jul-02	Internet Gateway Datacenters	63,233		—	4,840	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.6
2 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	30,612		—	3,420	100.0%	100.0%	0.0%	0.0%	0.0%	0.2	0.4
1 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	20,219		—	281	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0
Fountain Court	Jul-11	Corporate Datacenters	—		131,771	—	0.0%	0.0%	0.0%	N/A	N/A	0.0	0.0

			374,759		131,771	34,992	89.8%	87.8%	86.7%	93.2%	96.0%	2.3%	4.3%
Dublin, Ireland
Unit 9, Blanchardstown Corporate Park	Dec-06	Corporate Datacenters	120,000		—	10,259	99.0%	98.8%	99.1%	99.1%	92.2%	0.7%	1.2%
Clonshaugh Industrial Estate (Eircom)	Aug-05	Corporate Datacenters	124,500		—	8,762	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	1.1
Clonshaugh Industrial Estate	Feb-06	Corporate Datacenters	20,000		—	1,531	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.2

			264,500		—	20,552	99.4%	99.4%	99.6%	99.6%	96.4%	1.5%	2.5%
Paris, France
114 Rue Ambroise Croizat	Dec-06	Internet Gateway Datacenters	332,300		19,846	20,115	93.4%	91.6%	91.6%	91.6%	91.6%	2.0%	2.4%

			332,300		19,846	20,115	93.4%	91.6%	91.6%	91.6%	91.6%	2.0%	2.4%
Amsterdam, Netherlands
Paul van Vlissingenstraat 16	Aug-05	Corporate Datacenters	112,472		—	5,761	73.7%	73.7%	60.0%	58.8%	58.8%	0.7%	0.7%
Cateringweg 5	Jun-10	Corporate Datacenters	55,972		—	5,529	100.0%	100.0%	100.0%	0.0%	0.0%	0.3	0.7
Naritaweg 52	Dec-07	Corporate Datacenters	63,260		—	2,621	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.3
Gyroscoopweg 2E-2F	Jul-06	Corporate Datacenters	55,585		—	1,228	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.1

			287,289		—	15,139	89.7%	89.7%	84.3%	83.7%	83.7%	1.7%	1.8%
Manchester, England
Manchester Technopark, Plot C1	Jun-08	Corporate Datacenters	38,016		—	2,058	100.0%	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%

			38,016		—	2,058	100.0%	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%
Geneva, Switzerland
Chemin de l’Epinglier 2	Nov-05	Corporate Datacenters	59,190		—	1,690	100.0%	100.0%	100.0%	100.0%	100.0%	0.3%	0.2%

			59,190		—	1,690	100.0%	100.0%	100.0%	100.0%	100.0%	0.3%	0.2%
ASIA PACIFIC
Singapore
29A International Business Park	Nov-10	Corporate Datacenters	262,622		107,878	7,101	55.9%	55.2%	49.3%	16.8%	16.8%	1.6%	0.9%

			262,622		107,878	7,101	55.9%	55.2%	49.3%	16.8%	16.8%	1.6%	0.9%
NON-DATACENTER PROPERTIES
34551 Ardenwood Boulevard 1-4	Jan-03	Technology Manufacturing	307,657		—	6,886	100.0%	100.0%	100.0%	100.0%	100.0%	1.8	0.8
47700 Kato Road & 1055 Page Avenue	Sep-03	Technology Manufacturing	183,050		—	4,146	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.5
2010 East Centennial Circle	May-03	Technology Manufacturing	113,405		—	3,194	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.4
1 Savvis Pkwy	Aug-07	Technology Office	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.3
908 Quality Way	Sep-09	Technology Office	14,400		—	24	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0

			774,512		—	16,894	100.0%	100.0%	100.0%	100.0%	100.0%	4.6%	2.0%

Portfolio Total/Weighted Average			16,923,054	(5)	2,189,203	826,947	94.8%	94.8%	93.7%	93.9%	93.5%	100.0%	100.0%

(1)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2012 multiplied by 12.
(2)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(4)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(5)	Net rentable square feet excludes square footage at two joint ventures: 2001 Sixth Avenue in Seattle, WA (400,369 rental square feet) which was 93.0% occupied and 700-750 Central Expressway in Santa Clara, CA (306,144 rentable square feet) which was 100% occupied as of March 31, 2012.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Major Tenants

As of March 31, 2012

(Dollar amounts in thousands)

Tenant		Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	CenturyLink, Inc.(3)	33	2,769,321	16.4%	$86,330	10.4%	91
2	Equinix Operating Company, Inc.	9	878,062	5.2%	33,436	4.0%	83
3	TelX Group, Inc.	11	254,364	1.5%	33,082	4.0%	168
4	Facebook, Inc.	4	241,865	1.4%	31,129	3.8%	74
5	Morgan Stanley	5	182,592	1.1%	26,621	3.2%	31
6	Softlayer Technologies, Inc.	6	299,415	1.8%	26,407	3.2%	120
7	Verizon Communications, Inc.	29	378,463	2.2%	21,824	2.6%	76
8	AT & T	17	615,267	3.6%	18,572	2.2%	79
9	NTT Communications Company	5	309,759	1.8%	17,447	2.1%	87
10	Level 3 Communications, LLC	30	339,223	2.0%	13,649	1.7%	92
11	Amazon	6	448,895	2.7%	12,921	1.6%	107
12	Pfizer, Inc.	1	87,049	0.5%	11,201	1.4%	69
13	TATA Communications (UK)	2	105,366	0.6%	10,672	1.3%	69
14	JPMorgan Chase & Co.	3	170,085	1.0%	10,452	1.3%	110
15	Yahoo! Inc.	2	110,847	0.7%	10,357	1.3%	67
16	BT Americas, Inc.	3	67,685	0.4%	9,698	1.2%	62
17	Microsoft Corporation	3	322,587	1.9%	9,473	1.1%	43
18	Sprint Communications Co., LP	6	173,319	1.0%	9,433	1.1%	30
19	eircom Limited	1	124,500	0.7%	8,762	1.1%	89
20	T-Systems North America, Inc.	2	77,610	0.5%	8,615	1.0%	24

	Total/Weighted Average		7,956,274	47.0%	$410,081	49.6%	86

(1)	Occupied square footage is defined as leases that commenced on or before March 31, 2012. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2012 multiplied by 12.
(3)	Represents leases with Savvis Communications Corporation and Qwest Communications International Inc. (or affiliates thereof), which are our direct tenants. CenturyLink, Inc. acquired Qwest in Q2 2011 and Savvis in Q3 2011, and Qwest and Savvis are now wholly owned subsidiaries of CenturyLink.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Lease Expirations and Lease Distribution

Lease Expirations

As of March 31, 2012

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		887,493	5.2%		0.0%
2012	322	411,602	2.4%	$38,876	4.7%	$94.45	$95.00	$39,101
2013	260	845,416	5.0%	60,210	7.3%	71.22	73.93	62,501
2014	235	1,506,917	8.9%	101,665	12.3%	67.47	71.15	107,219
2015	148	1,893,617	11.2%	85,023	10.3%	44.90	48.71	92,240
2016	150	1,668,481	9.9%	71,293	8.6%	42.73	46.93	78,296
2017	81	1,201,041	7.1%	49,248	6.0%	41.00	45.65	54,825
2018	85	1,096,081	6.5%	56,458	6.8%	51.51	61.32	67,213
2019	86	1,692,221	10.0%	104,767	12.7%	61.91	74.00	125,220
2020	77	922,835	5.5%	56,555	6.8%	61.28	75.76	69,916
2021	63	1,121,075	6.6%	55,580	6.7%	49.58	66.18	74,197
Thereafter	176	3,676,275	21.7%	147,272	17.8%	40.06	56.33	207,070

Portfolio Total / Weighted Average	1,683	16,923,054	100.0%	$826,947	100.0%	$51.57	$60.98	$977,798

Lease Distribution

As of March 31, 2012

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent
Available			887,493	5.2%	—	0.0%
2,500 or less	1,067	63.4%	510,836	3.0%	$51,920	6.3%
2,501 - 10,000	280	16.6%	1,693,892	10.0%	145,352	17.6%
10,001 - 20,000	152	9.0%	2,376,747	14.0%	187,219	22.6%
20,001 - 40,000	89	5.3%	2,605,506	15.4%	163,885	19.8%
40,001 - 100,000	64	3.8%	4,238,017	25.0%	163,146	19.7%
Greater than 100,000	31	1.9%	4,610,563	27.4%	115,425	14.0%

Portfolio Total	1,683	100.0%	16,923,054	100.0%	$826,947	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2012 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Lease Expirations - By Product Type

As of March 31, 2012

(Dollar amounts in thousands)

TURNKEY DATACENTER

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		337,813	2.0%	—	0.0%
2012	131	139,566	0.8%	$20,592	2.5%	$147.54	$148.98	$20,793
2013	82	291,943	1.7%	37,061	4.5%	126.95	132.72	38,747
2014	96	365,304	2.2%	54,569	6.6%	149.38	158.00	57,717
2015	44	204,929	1.2%	25,718	3.1%	125.50	136.67	28,008
2016	65	316,546	1.9%	40,848	4.9%	129.04	142.58	45,134
2017	27	196,283	1.2%	26,014	3.2%	132.53	150.31	29,503
2018	37	276,091	1.6%	31,578	3.8%	114.38	141.62	39,100
2019	30	427,297	2.5%	63,004	7.6%	147.45	178.20	76,145
2020	34	260,930	1.5%	36,338	4.4%	139.26	175.30	45,742
2021	35	246,023	1.5%	37,085	4.5%	150.74	207.03	50,933
Thereafter	57	560,482	3.3%	52,477	6.3%	93.63	144.18	80,808

Portfolio Total / Weighted Average	638	3,623,207	21.4%	$425,284	51.4%	$129.45	$156.03	$512,630

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		253,810	1.5%	—	0.0%
2012	19	63,717	0.4%	$1,864	0.2%	$29.25	$29.25	$1,864
2013	16	167,552	1.0%	6,887	0.8%	41.10	41.84	7,010
2014	37	816,216	4.8%	31,506	3.8%	38.60	40.88	33,367
2015	47	1,533,988	9.1%	53,914	6.5%	35.15	37.97	58,244
2016	36	1,141,002	6.7%	25,659	3.1%	22.49	24.47	27,917
2017	13	229,247	1.4%	5,923	0.7%	25.84	28.75	6,590
2018	13	571,579	3.4%	19,847	2.4%	34.72	39.01	22,296
2019	20	1,125,201	6.6%	38,558	4.7%	34.27	40.22	45,250
2020	17	377,087	2.2%	13,521	1.6%	35.86	45.18	17,037
2021	10	769,816	4.5%	16,459	2.0%	21.38	27.00	20,787
Thereafter	76	2,422,947	14.3%	82,072	10.0%	33.87	45.53	110,311

Portfolio Total / Weighted Average	304	9,472,162	55.9%	$296,210	35.8%	$32.13	$38.04	$350,673

COLOCATION

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		73,926	0.4%	—	0.0%
2012	94	91,651	0.5%	$14,478	1.8%	$157.97	$158.30	$14,508
2013	109	54,545	0.3%	8,447	1.0%	154.86	161.99	8,836
2014	48	55,083	0.3%	11,132	1.3%	202.10	208.45	11,482
2015	11	8,856	0.1%	1,642	0.2%	185.41	228.88	2,027
2016	5	4,572	0.0%	890	0.1%	194.66	216.54	990
2017	4	25,572	0.2%	1,192	0.1%	46.61	56.47	1,444
2018	—	—	0.0%	—	0.0%	—	—	—
2019	5	7,127	0.1%	504	0.1%	70.72	98.08	699
2020	1	—	0.0%	16	0.0%	—	—	20
2021	1	3,194	0.0%	276	0.0%	86.41	113.34	362
Thereafter	1	3,705	0.0%	576	0.1%	155.47	210.26	779

Portfolio Total / Weighted Average	279	328,231	1.9%	$39,153	4.7%	$153.96	$161.80	$41,147

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		221,944	1.3%	—	0.0%
2012	78	116,668	0.7%	$1,942	0.2%	$16.65	$16.59	$1,935
2013	53	331,376	2.0%	7,815	1.0%	23.58	23.86	7,908
2014	54	270,314	1.6%	4,458	0.5%	16.49	17.21	4,652
2015	46	145,844	0.9%	3,749	0.5%	25.71	27.16	3,961
2016	44	206,361	1.2%	3,896	0.5%	18.88	20.62	4,255
2017	37	749,939	4.4%	16,119	2.0%	21.49	23.05	17,287
2018	35	248,411	1.5%	5,033	0.6%	20.26	23.42	5,817
2019	31	132,596	0.8%	2,701	0.3%	20.37	23.58	3,126
2020	25	284,818	1.7%	6,680	0.8%	23.45	24.99	7,117
2021	17	102,042	0.6%	1,761	0.2%	17.26	20.73	2,115
Thereafter	42	689,141	4.1%	12,146	1.5%	17.62	22.02	15,175

Portfolio Total / Weighted Average	462	3,499,454	20.8%	$66,300	8.1%	$20.23	$22.38	$73,348

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2012 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Summary of Leasing Activity

Leases Signed in the Quarter Ended March 31, 2012

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot (5)	Weighted Average Lease Terms (months)
Leasing Activity (4)(5)
Renewals Signed
Turn-Key Datacenter	6	78,209	$186.76	$186.20	(0.3%)	$18.08	103.6
Powered Base Building	4	119,935	$30.17	$36.35	20.5%	$15.88	82.2
Non-technical	17	54,529	$23.93	$23.80	(0.5%)	$1.98	102.1
New Leases Signed
Turn-Key Datacenter	15	93,919	—	$163.23	—	$12.55	132.2
Powered Base Building	3	46,800	—	$26.44	—	$5.09	180.0
Non-technical	6	7,476	—	$27.49	—	$1.61	63.7
Leasing Activity Summary (4)(5)
Turn-Key Datacenter	21	172,128	—	$173.67	—	—
Powered Base Building	7	166,735	—	$33.57	—	—
Non-technical	23	62,005	—	$24.25	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term, roof and garage leases.
(5)	Excludes 15 renewed colocation leases for 11,790 rentable square feet at an average GAAP rental rate of $185.65 per square foot and 8 new colocation leases for 4,322 rentable square feet at an average GAAP rental rate of $232.32 per square foot.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Summary of Leasing Activity

Leases Commenced in the Quarter Ended March 31, 2012

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot (5)	Weighted Average Lease Term (months)
Leasing Activity (4)(5)
Renewals Commenced
Turn-Key Datacenter	8	101,492	$170.37	$172.42	1.2%	$14.08	82.6
Powered Base Building	4	119,935	$30.17	$36.35	20.5%	$15.88	82.2
Non-technical	18	27,658	$34.34	$36.38	6.0%	$1.96	84.2
New Leases Commenced
Turn-Key Datacenter	12	99,366	—	$177.17	—	$27.16	123.4
Powered Base Building	3	52,979	—	$107.55	—	$5.75	180.0
Non-technical	6	7,244	—	$24.51	—	$1.40	63.3
Leasing Activity Summary (4)(5)
Turn-Key Datacenter	20	200,858	—	$174.77	—	—
Powered Base Building	7	172,914	—	$58.16	—	—
Non-technical	24	34,902	—	$33.92	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term, roof and garage leases.
(5)	Excludes 13 renewed colocation leases for 10,986 rentable square feet at an average GAAP rental rate of $196.24 per square foot and 12 new colocation leases for 8,628 rentable square feet at an average GAAP rental rate of $220.52 per square foot.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Historical Capital Expenditures

	Three Months Ended
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Recurring capital expenditures (1)	$6,754,000	$9,926,000	$8,000,000	$7,263,000	$3,716,000
Non-recurring capital expenditures (2)	$167,360,000	$132,159,000	$176,560,000	$144,756,000	$119,971,000
Total net rentable square feet at period end excluding redevelopment space (3)	16,923,054	15,908,059	15,262,859	14,967,288	14,628,267

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	These expenditures are primarily for development and redevelopment projects. In addition these expenditures include certain infrequent expenditures for capitalized replacement, repair, maintenance, or other projects which enhance the existing operating portfolio (e.g. electrical and mechanical upgrades including battery replacement, building upgrades).
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Construction Activity Report

As of March 31, 2012

(in square feet unless otherwise noted)

Construction in Progress by Market

	Construction in Progress (“CIP”)
Market	Redevelopment Inventory Under Construction	Development Inventory Under Construction	Redevelopment Inventory Pre-Construction	Total Construction In Progress	Space Held for Future Redevelopment	Total Inventory	Percentage Leased (1)
Austin	74,962	—	—	74,962	—	74,962	0.0%
Boston	—	130,335	14,097	144,432	86,309	230,741	0.0%
Chicago	—	—	—	—	4,513	4,513	0.0%
Dallas	112,253	112,248	46,750	271,251	551,197	822,448	24.6%
Houston	—	—	36,225	36,225	18,222	54,447	33.1%
Los Angeles	4,930	—	—	4,930	—	4,930	100.0%
New York Metro	—	70,300	—	70,300	243,500	313,800	0.0%
Northern Virginia	—	65,000	32,962	97,962	49,822	147,784	44.0%
Philadelphia	—	—	—	—	62,463	62,463	0.0%
Phoenix	—	—	48,385	48,385	132,439	180,824	0.0%
Portland	—	58,000	—	58,000	—	58,000	100.0%
Sacramento	26,251	—	—	26,251	23,397	49,648	0.0%
San Francisco	4,550	—	—	4,550	18,522	23,072	0.0%
Silicon Valley	162,092	40,000	—	202,092	—	202,092	19.8%
St. Louis	21,961	—	42,996	64,957	110,910	175,867	0.0%
Melbourne, Australia	—	54,896	—	54,896	—	54,896	100.0%
Sydney, Australia	—	86,218	—	86,218	—	86,218	0.0%
Paris, France	—	—	—	—	19,846	19,846	0.0%
London, England	131,771	—	—	131,771	—	131,771	0.0%
Singapore	21,172	—	—	21,172	86,706	107,878	0.0%

Grand Total	559,942	616,997	221,415	1,398,354	1,407,846	2,806,200

Total US Markets	406,999	475,883	221,415	1,104,297	1,301,294	2,405,591
Total Intl Markets	152,943	141,114	—	294,057	106,552	400,609

Percentage Leased (¹)	8.6%	53.5%	29.3%	31.7%	0.0%	15.8%

Construction in Progress by Product Type

	US	Europe	Asia/Pacific	Total	% Leased (1)
Turn-Key Datacenter®	326,421	44,000	114,485	484,906	24.9%
Powered Base Building®	502,628	87,771	47,801	638,200	7.3%
Build-to-Suit	275,248	—	—	275,248	100.0%

Total Construction in Progress by Product Type	1,104,297	131,771	162,286	1,398,354	31.7%

Redevelopment Activity

	US	Europe	Asia/Pacific	Total	% Leased (1)
Redevelopment Space as of December 31, 2011	1,987,845	151,617	245,493	2,384,955
Acquired Redevelopment Space and New Construction Space	6,787	—	—	6,787
Converted Redevelopment Space:				—
Turn-Key Datacenter®	(68,022)	—	(84,686)	(152,708)	35.2%
Powered Base Building®	—	—	(52,929)	(52,929)	100.0%
Build-to-Suit	—	—	—	—	0.0%
Remeasurement Adjustments	3,098	—	—	3,098

Redevelopment Space as of March 31, 2012	1,929,708	151,617	107,878	2,189,203

(1)	Represents leases signed.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Construction Projects in Progress and Total Estimated Direct Cost (1)

For the quarter ended March 31, 2012

(Dollar amounts in thousands except for cost per square foot)

Construction Projects in Progress and Total Estimated Direct Cost	Base Building Improvement to Net Rentable Square Footage	Net Rentable Square Footage	Direct Project Cost - Spent to Date	Direct Project Cost - to Be Spent	Direct Project Total Estimated Cost	Direct Project Cost Per Net Rentable Square Foot
Turn-Key Datacenter Under Construction as of March 31, 2012 (2)	—	484,906	$77,205	$169,616	$246,821	$509
Build-to-Suit Under Construction as of March 31, 2012 (2)	—	275,248	50,820	117,013	167,833	$610
Powered Base Building Under Construction as of March 31, 2012 (2)	—	638,200	43,048	80,463	123,511	$194
Base Building Improvements to Current in Progress Space Under Construction	—	—	27,481	33,103	60,584	—
Base Building Improvements to Support Future Development (3)	554,418	—	21,754	16,876	38,630	$70
Base Building Improvements to Support Operating Portfolio (3)	1,312,378	—	40,626	30,279	70,905	$54
Equipment Pool (4)	—	—	44,108	—	44,108	—

TOTAL	1,866,796	1,398,354	$305,042	$447,350	$752,392

Notes:

(1)	Includes direct project cash disbursements and project accruals; does not include capitalized costs (i.e. interest and general & administrative) or pro-rata acquisition cost.
(2)	Represents suite-specific projects.
(3)	Square footage represents square feet that will benefit from these base building improvements.
(4)	Pool account; not job specific.

DIGITAL REALTY TRUST, INC.

First Quarter 2012

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements, (viii) capitalized leasing commissions and (ix) costs of redeeming our preferred stock. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI):

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.